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As filed with the Securities and Exchange Commission on May 15, 2003

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2003

ALLEGIANCE TELECOM, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-24509 (Commission File No.)	75-2721491 (I.R.S. Employer Identification No.)
9201 North Central Expressway Dallas, Texas 75231 214/261-2100 (Address of Principal Executive Offices) (Zip Code) (Registrant's telephone number including area code)
Not applicable (Former Name or Former Address, if Changed Since Last Report)

ITEM 3.    BANKRUPTCY OR RECEIVERSHIP.

        On May 14, 2003, Allegiance Telecom, Inc. (the "Company") and all of its direct and indirect subsidiaries (together with the Company, collectively, the "Debtors") filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (Case No. 03-13057(RDD)). The Debtors remain in possession of their assets and properties, and continue to operate their businesses and manage their properties as "debtors-in-possession" pursuant to sections 1107 and 1108 of the Bankruptcy Code. A copy of the press release announcing the foregoing is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.

ITEM 7.    EXHIBITS.

  (c)
  The following exhibit is filed as part of this report:

      Exhibit 99.1    Press Release dated May 14, 2003

ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        On May 14, 2003, the Company issued a press release discussing its results of operations and financial condition for the fiscal quarter ended March 31, 2003. The full text of the press release is attached as Exhibit 99.1 and is incorporated in its entirety herein by reference.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on May 15, 2003.

ALLEGIANCE TELECOM, INC.
By:	/s/ MARK B. TRESNOWSKI Mark B. Tresnowski Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	Press Release dated May 14, 2003

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  ITEM 3. BANKRUPTCY OR RECEIVERSHIP.
  ITEM 7. EXHIBITS.
  ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
SIGNATURES
EXHIBIT INDEX